                                                                   EXHIBIT 10.32

                                    AGREEMENT

In consideration of one dollar and other monies already paid and the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the sufficiency of which is hereby acknowledged, Adrienne Weiss Company with an address at 875 North Michigan Avenue, Suite 3700, Chicago, IL 60611(hereinafter "CONTRACTOR") hereby contracts with Build-A-Bear Workshop, Inc. a Delaware corporation, with principal offices at 1954 Innerbelt Business Center Drive, St. Louis, Missouri 63114 (hereinafter "OWNER"), as follows:

      1. CONTRACTOR has been commissioned or contracted to design and create or has already designed and created certain audio, visual, musical, literary, graphic, dramatic, architectural, textual, software or other works, designs or processes or systems as described as follows: graphic projects that support brand identification, promotion development new products, entertainment products and expansion of the Build-A-Bear Workshop brand (a sample or description of which is attached hereto as Exhibit A). All such works, including without limitation all manners of dimensions, presentations, embodiments or forms thereof in any medium, and any revisions, alterations, variations or derivative works thereof, and any ideas, inventions, processes, designs, whether patentable, copyrightable or susceptible to other forms of intellectual property protection associated therewith or resulting therefrom, are hereinafter collectively referred to as the "Works".

2. CONTRACTOR hereby assigns, transfers and conveys to OWNER the entire worldwide right, title and interest including worldwide copyright in and to the Works, including all reproduction rights present and future and any and all manners of dimensions, presentations, embodiments and/or forms thereof, and all derivative Works thereof which CONTRACTOR may now or hereinafter author in whole or part. CONTRACTOR warrants that the Works are the original works of the CONTRACTOR or its predecessor in interest, that CONTRACTOR owns the entire valid, subsisting and exclusive right, title and interest in the Works including without limitation exclusive claim to copyright therein; and that such Works have not been licensed, assigned, mortgaged or otherwise encumbered. Any other work, idea, invention design process or other intellectual property which CONTRACTOR may hereinafter create as part of any further contract or commission from OWNER or created at the request of OWNER or for which payment is made by OWNER to CONTRACTOR or which is associated with or results from any such commission, contract, request or payment by OWNER shall be deemed Works subject to the terms of this Agreement [and a sample of same shall be included as an exhibit hereto].

3. CONTRACTOR hereby indemnifies, defends, and holds OWNER harmless for any breach of this agreement or any of the warranties and representations made herein or any claim against OWNER or its assigns, or others in privity with it, for copyright infringements, unfair competition, unfair trade practice, unjust enrichment, fraud or

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Build-A-Bear Workshop, Inc.
Agreement
Page 2

      infringement or violation of any intellectual property right relating to or by reason of uses of Works.

4. Without limitation to any provision of this agreement, CONTRACTOR expressly acknowledges and agrees that it will not provide such Works or any derivative or substantially similar Works to any other party notwithstanding that such Works may be of a different color, size, texture or fabric.

5. CONTRACTOR covenants that it will execute any and all documents required by OWNER for the purpose of implementing CONTRACTOR'S obligations under Paragraph two (2) above for confirming OWNER'S ownership.

6.    If CONTRACTOR is an individual (as opposed to a corporation):
      CONTRACTOR'S birth date is:______________________________________
      CONTRACTOR is a citizen of        United States

7. This Agreement shall be governed by the internal laws of the State of Missouri, and federal intellectual property laws, without regard for choice of law. The parties agree that any dispute arising out of this Agreement shall be litigated solely in the federal and state courts located in the City or County of St. Louis, Missouri, and CONTRACTOR hereby submits to the exclusive jurisdiction of such courts.

8. If any provision of this Agreement is deemed invalid or unenforceable by any court of competent jurisdiction, such provision shall be deemed amended to conform to applicable law so as to be valid, legal and enforceable in such jurisdiction. If such provision cannot be amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall continue in full force and effect.

9. CONTRACTOR agrees to maintain any designs, drawings, business plans, prototypes, materials, documents, methods of business, inventions, trade secrets and other proprietary information associated with the Works or OWNER'S business, whether in tangible form, or communicated orally or in writing, or observed by CONTRACTOR ("Confidential Information") in confidence, and agrees that any employees of CONTRACTOR who have access to such Confidential Information shall likewise be bound to maintain such information in confidence, until such time as OWNER discloses such information to the public, or such information becomes available to the public through no fault of CONTRACTOR. Should CONTRACTOR or employees of CONTRACTOR have any doubt as to what constitutes Confidential Information, CONTRACTOR and its employees

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Build-A-Bear Workshop, Inc.
Agreement
Page 3

      agree to request clarification in writing form OWNER, who will advise CONTRACTOR and its employees accordingly in writing.

10. This Agreement is the entire agreement between the parties and shall not be modified amended or altered in any manner except by written agreement of the parties.

11. This Agreement shall inure to the benefit of, and be binding upon, the parties, their heirs, successors and assigns.

                                            BUILD-A-BEAR WORKSHOP, INC.

                                            By: /s/ Maxine Clark
                                                -------------------------------
                                            Printed Name: Maxine Clark
                                            Title: President
                                            Date: 7/19/01

                                           ADRIENNE WEISS CORPORATION

                                           By: /s/ Adrienne Weiss
                                               --------------------------------
                                           Printed Name: Adrienne Weiss
                                           Date: July 16, 2001

                                    AGREEMENT

         In consideration of one dollar and other monies already paid and the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the sufficiency of which is hereby acknowledged, Adrienne Weiss Corporation with an address at _________________________________ (hereinafter "CONTRACTOR") hereby contracts with Build-A-Bear Workshop, Inc. a Delaware corporation, with principal offices at 1954 Innerbelt Business Center Drive, St. Louis, Missouri 63114 as successor in interest to Build-A-Bear Workshop, L.L.C., and Smart Stuff, Inc. (hereinafter "OWNER"), as follows:

1. CONTRACTOR has been commissioned or contracted to design and create or has already designed and created certain audio, visual, musical, literary, graphic, dramatic, architectural, textual, software or other works, designs or processes or systems as described as follows: Teddy Bear Hanger, and the "CHOOSE ME" jingles, with and without designs, (a sample or description of which is attached hereto as Exhibit A). All such works, including without limitation all manners of dimensions, presentations, embodiments or forms thereof in any medium, and any revisions, alterations, variations or derivative works thereof, and any ideas, inventions, processes, designs, whether patentable, copyrightable or susceptible to other forms of intellectual property protection associated therewith or resulting therefrom, are hereinafter collectively referred to as the "Works".

2. CONTRACTOR hereby assigns, transfers and conveys to OWNER the entire worldwide right, title and interest including worldwide copyright in and to the Works, including all reproduction rights present and future and any and all manners of dimensions, presentations, embodiments and/or forms thereof, and all derivative Works thereof which CONTRACTOR may now or hereinafter author in whole or part. CONTRACTOR warrants that the WORKS are the original works of the CONTRACTOR or its predecessor in interest; that CONTRACTOR owns the entire valid, subsisting and exclusive right, title and interest in the Works including without limitation exclusive claim to copyright therein; and that such Works have not been licensed, assigned, mortgaged or otherwise encumbered. Any other work, idea, invention design process or other intellectual property which CONTRACTOR may hereinafter create as part of any further contract or commission from OWNER or created at the request of OWNER or for which payment is made by OWNER to CONTRACTOR or which is associated with or results from any such commission, contract, request or payment by OWNER shall be deemed Works subject to the terms of this Agreement [and a sample of same may be included as an exhibit hereto].

3. CONTRACTOR hereby indemnifies, defends, and holds OWNER harmless for any breach of this agreement or any of the warranties and representations made herein or any claim against OWNER or its assigns, or others in privity with it, for copyright infringements, unfair competition, unfair trade practice, unjust enrichment, fraud or infringement or violation of any intellectual property right relating to or by reason of uses of works.

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Build-A-Bear Workshop, Inc.
Agreement
Page 2

4. Without limitation to any provision of this agreement, CONTRACTOR expressly acknowledges and agrees that it will not provide such Works or any derivative or substantially similar Works to any other party notwithstanding that such Works may be of a different color, size, texture or fabric.

5. CONTRACTOR covenants that it will execute any and all documents required by OWNER for the purpose of implementing CONTRACTOR'S obligations under Paragraph two (2) above for confirming OWNER'S ownership.

6.    If CONTRACTOR is an individual (as opposed to a corporation):
      CONTRACTOR'S birth date is: _____________________________________________
      CONTRACTOR is a citizen of  United States

7. This Agreement shall be governed by the internal laws of the State of Missouri, and federal intellectual property laws, without regard for choice of law. The parties agree that any dispute arising out of this Agreement shall be litigated solely in the federal and state courts located in the City or County of St. Louis, Missouri, and CONTRACTOR hereby submits to the exclusive jurisdiction of such courts.

8. If any provision of this Agreement is deemed invalid or unenforceable by any court of competent jurisdiction, such provision shall be deemed amended to conform to applicable law so as to be valid, legal and enforceable in such jurisdiction. If such provision cannot be amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall continue in full force and effect.

9. CONTRACTOR agrees to maintain any designs, drawings, business plans, prototypes, materials, documents, methods of business, inventions, trade secrets and other proprietary information associated with the Works or OWNER'S business, whether in tangible form, or communicated orally or in writing, or observed by CONTRACTOR ("Confidential Information") in confidence, and agrees that any employees of CONTRACTOR who have access to such Confidential Information shall likewise be bound to maintain such information in confidence, until such time as OWNER discloses such information to the public, or such information becomes available to the public through no fault of CONTRACTOR. Should CONTRACTOR or employees of CONTRACTOR have any doubt as to what constitutes Confidential Information, CONTRACTOR and its employees agree to request clarification in writing from OWNER, who will advise CONTRACTOR and its employees accordingly in writing.

10. This Agreement is the entire agreement between the parties and shall not be modified amended or altered in any manner except by written agreement of the parties.

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Build-A-Bear Workshop, Inc.
Agreement
Page 3

11. This Agreement shall inure to the benefit of, and be binding upon, the parties, their heirs, successors and assigns. The parties acknowledge that OWNER is successor in interest to Build-A-Bear Workshop, L.L.C., and Smart Stuff, Inc., and this Agreement shall be equally effective in conveying all rights in the works to OWNER just as though those rights were first assigned to OWNER'S predecesser companies and then conveyed to OWNER.

12. This Agreement is effective, nunc pro tunc, as of creation of the works.

BUILD-A-BEAR WORKSHOP, INC.                ADRIENNE WEISS CORPORATION

By: /s/ Maxine Clark                       By: /s/ Adrienne Weiss
    -----------------------------              --------------------------------
Printed Name: Maxine Clark                 Printed Name: Adrienne Weiss
Title: President                           Title: CEO

                                    EXHIBIT A

1. All "CHOOSE ME" jingles, with and without designs, including in particular:

      A.    Choose Me Stuff Me Stitch Me Fluff Me Take Me Home

      B. Choose Me Stuff Me Stitch Me Fluff Me Dress Me Hear Me Name Me Take Me Home

      C. Choose Me Hear Me Stuff Me Stitch Me Fluff Me Name Me Dress Me Take Me Home

      D. All other variations, derivative works, and presentations, with and without designs, including but not limited to the attached designs.

2.    Teddy Bear Hanger (copy attached)

[GRAPHIC]

CHOOSE ME

STUFF ME

STITCH ME

FLUFF ME

DRESS ME

TAKE ME HOME

[GRAPHIC]

BUILD - A - BEAR HANGER.

(FRONT)

BUILD - A - BEAR HANGER.

(BACK)